UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2023

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)	19103-2838 (Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 21, 2023, Comcast Corporation (“Comcast”) notified The Bank of New York Mellon, as trustee and calculation agent, that it will transition its outstanding Floating Rate Notes due 2024 (CUSIP 20030N CX7) (the “Notes”) from using three-month USD LIBOR to the three-month CME Term SOFR Reference Rate as administered by CME Group Benchmark Administration, Ltd. (or any successor administrator thereof) (“Term SOFR”) plus a tenor spread adjustment.

In accordance with the terms of the Notes and pursuant to the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) and the final rule adopted by the Board of Governors of the Federal Reserve System (the “FRS Board”) that implements the LIBOR Act (the “LIBOR Rule”), Comcast, as the determining person for the Notes, has determined that the FRS Board-selected benchmark replacement will replace USD LIBOR in the Notes on and after the first London banking day after June 30, 2023. Such replacement will be effective for determinations that are made after June 30, 2023 and will not affect any determinations made on or prior to such date under the terms of the Notes. The applicable tenor spread adjustment, as set forth in the LIBOR Act and in the LIBOR Rule, is 0.26161%.

A separate notice regarding the FRS Board-selected benchmark replacement for the Notes will be sent to holders via the Depository Trust and Clearing Corporation. This Current Report on Form 8-K does not constitute a notice to holders of the Notes regarding the Term SOFR transition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	April 21, 2023	By:	/s/ Elizabeth Wideman
			Name:	Elizabeth Wideman
			Title:	Corporate Senior Vice President, Senior Deputy General Counsel & Assistant Secretary